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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 24, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                    000-22474              87-0418807
              --------                    ---------              ----------
    (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
          of incorporation)                                  Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
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                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 24, 2004, American Business Financial Services, Inc., a Delaware corporation (the "Company"), received a letter from the staff of NASDAQ Stock Market confirming that the Company had regained compliance with the NASDAQ continued listing requirement related to the market value of its publicly held shares and was not subject to delisting.
























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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2004

                           AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                           By:     /s/ Stephen M. Giroux
                                   ---------------------------------------------
                           Name:   Stephen M. Giroux
                           Title:  Executive Vice President,
                                   General Counsel and Secretary














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